Exhibit 10.39
                                                      -------------

                  Supplemental Agreement No. 7

                               to

                   Purchase Agreement No. 1663

                             between

                       The Boeing Company

                               and

                     UNITED AIR LINES, INC.

            Relating to Boeing Model 777-222 Aircraft


     THIS SUPPLEMENTAL AGREEMENT, entered into as of the 6th day of November, 1998, by and between THE BOEING COMPANY, a Delaware corporation (hereinafter called Boeing), and UNITED AIR LINES,
INC., a Delaware corporation, (hereinafter called Buyer);

                      W I T N E S S E T H:
                      -------------------

     WHEREAS, the parties hereto entered into an agreement dated as of December 18, 1990, relating to Boeing Model 777-222 aircraft (hereinafter referred to as the "Aircraft"), which agreement, as amended, together with all exhibits and specifications attached thereto and made a part thereof which is hereinafter called the "Purchase Agreement" and;

     WHEREAS, Buyer wishes to purchase an additional ten (10)
Model 777-222 "B" market aircraft and six (6) Model 777-222 "A"
Market aircraft pursuant to Letter Agreement No. 6-1162-MDH-770;

     WHEREAS, Boeing wishes to restate the Specification for the Model 777-222 "A" Market Aircraft in its new DCAC system of stating and controlling aircraft specifications, as opposed to its old Legacy system;

     NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree to supplement the Purchase Agreement as follows:


P.A. No. 1663               S7-1                        SA7


Supplemental Agreement No. 7
Purchase Agreement No. 1663


1. In the TABLE OF CONTENTS the title of EXHIBIT D is revised to read:

           "Price Adjustment Due to Economic
           Fluctuations - Airframe and Engine
           Block A "A" Market Aircraft, Block A "B" Market
           Aircraft and Block B "B" Market Aircraft"

2.     In the TABLE OF CONTENTS following EXHIBIT D Price
Adjustment Due to Economic Fluctuations - Airframe and Engine
Block A "A" Market Aircraft, Block A "B" Market Aircraft and
Block B "B" Market Aircraft add the following:

"EXHIBIT D-1     "Price Adjustment Due to Economic
                 Fluctuations - Airframe and Engine
                 Block B "A" Market Aircraft and
                 Block C "B" Market Aircraft"

3.     Article 1.1.1 is revised as follows:

       (a)     in the first sentence, the words, "twenty-two
              (22)" are inserted in lieu of the words "sixteen
              (16)";

       (b)     in the second sentence, after the words
               "collectively as" insert the words "Block A
               "A" Market Aircraft and Block B "A" Market
               Aircraft";

       (c)     in the third sentence insert the words "Block A
               "A" Market" before the word "Aircraft";

       (d) after the third sentence, add a new sentence, "The Block B "A" Market Aircraft will be manufactured by Boeing in accordance with Boeing Detail Specification [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT], Original Release, dated September 15, 1998 (as modified and described in Exhibit A-3 attached hereto) as it may be modified from time to time in accordance with the terms and conditions of
               Article 7 herein.";

       (e) at the end of what used to be the fourth sentence and is now the fifth sentence, add
               "the Block B "A" Market Aircraft, as the case
                may be."

4.     Article 1.1.2 is revised as follows:

       (a)     in the first sentence, the words "thirty
               (30)" are inserted in lieu of the words
               "twenty (20)";


P.A. No. 1663                 S7-2                      SA7


Supplemental Agreement No. 7
Purchase Agreement No. 1663


       (b)     in the second sentence, the words "Block C "B"
Market Aircraft" are inserted after the words "Block B "B" Market
Aircraft."

5. In Article 2, Paragraph 2.1 Time of Delivery, the sub-heading entitled "A" Market Aircraft" in the delivery schedule is revised to read:

                 "A" Market Aircraft
                 Block A "A" Market Aircraft"

6. In Article 2, Paragraph 2.1 Time of Delivery, following the delivery schedule for the Block "A" A Market Aircraft, add the following delivery schedule for the Block B "A" Market
Aircraft:

                 Block B "A" Market Aircraft

        [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY
        WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT
        TO A REQUEST FOR CONFIDENTIAL TREATMENT]

7. In Article 2, Paragraph 2.1, Time of Delivery, following the delivery schedule for the Block B "B" Market Aircraft, add the following delivery schedule for the Block C "B" Market
Aircraft:

                 Block C "B" Market Aircraft

        March 1999                    One (1)
        [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY
        WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT
        TO A REQUEST FOR CONFIDENTIAL TREATMENT]

8.     Article 3.1.1 is revised as follows:

       The title is revised to read "Basic Price of the Block A
"A" Market Aircraft" and the words "Block A" are inserted before the words "A" Market" in the first sentence.



P.A. No. 1663               S7-3                            SA7


Supplemental Agreement No. 7
Purchase Agreement No. 1663



9. A new Paragraph 3.1.4 is added to the Purchase Agreement which reads as follows:

            "3.1.4     Basic Price for the Block B "A" Market
Aircraft. The basic price for each of the Block B "A" Market Aircraft shall be equal to the sum of (i) [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] plus the price of the engines, [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] for a total of [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] (which includes the price effects of all Change Orders through Change Order 10A) and (ii) such price adjustments applicable to such Block B "A" Market Aircraft as may be made pursuant to the provisions of this Agreement, including
Article 7 (Changes to Detail Specification) and Article 8 (FAA Requirements) or other written agreements executed by Buyer and Boeing."

10. A new Paragraph 3.1.5 is added to the Purchase Agreement which reads as follows:

             "3.1.5     Basic Price for the Block C "B" Market
Aircraft. The basic price of each of the Block C "B" Market Aircraft shall be equal to the sum of (i) [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] for a total of [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] (which includes the price effects of all Change Orders through Change Order 9A) [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] and (ii) such price adjustments applicable to such Block C "B" Market Aircraft as may be made pursuant to the provisions of this Agreement, including Article 7 (Changes to Detail Specification) and Article 8 (FAA Requirements) or other written agreements executed by Buyer and Boeing."

11.     Article 3.2 Purchase Price is revised to read:

             "The purchase price of each Aircraft shall be equal to the sum of the following items as determined at the time of such Aircraft delivery; (i) the Basic Price of the Block A "A" Market Aircraft, Block B "A" Market Aircraft, Block A "B" Market Aircraft, Block B "B" Market Aircraft or Block C "B" Market Aircraft as applicable, (ii) the Airframe and Engine Price Adjustments to be determined pursuant to Exhibit D (Price Adjustment Due to Economic Fluctuations - Airframe and Engine - Block A "A" Market Aircraft, Block A "B" Market Aircraft and Block B "B" Market Aircraft) or Exhibit D-1 (Price Adjustment Due to Economic Fluctuations - Airframe and Engine (Block B "A" Market Aircraft and Block C "B" Market Aircraft) attached hereto or the applicable provisions determined in Article 3.1 above, and
(iii) such price adjustments


P.A. No. 1663                S7-4                     SA7


Supplemental Agreement No. 7
Purchase Agreement No. 1663


applicable to such Aircraft as may be made pursuant to the provisions of this Agreement, including Exhibit E (Buyer
Furnished Equipment Document) or other written agreements executed by Boeing and Buyer (the "Purchase Price")."

12.     [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH
THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]

        (a) For future [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT], plus such price adjustments applicable to such "Airframe & Special Features as may be made pursuant to the provisions of this Agreement, including Exhibit E (Buyer Furnished Equipment Document) or other written agreements executed by Boeing and Buyer, and

        (b) For future [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT], plus such price adjustments applicable to such "Airframe & Special Features as may be made pursuant to the provisions of this Agreement, including Exhibit E (Buyer Furnished Equipment Document) or other written agreements executed by Boeing and Buyer.

13. In Article 5, Paragraph 5.1 Advance Payment Base Price, the heading entitled "A" Market Aircraft" in the schedule set forth is revised to read:

                "Block A "A" Market Aircraft"

14. In Article 5, Paragraph 5.1, Advance Payment Base Price, following the schedule of Advance Payment Base Prices for the Block A "A" Market Aircraft, add the following schedule of Advance Payment Base Prices for the Block B "A" Market Aircraft.

                "Block B "A" Market Aircraft"

        [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY
        WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT
        TO A REQUEST FOR CONFIDENTIAL TREATMENT]


P.A. No. 1663                 S7-5                          SA7


Supplemental Agreement No. 7
Purchase Agreement No. 1663


15. In Article 5, Paragraph 5.1, Advance Payment Base Price, following the schedule of Advance Payment Base Prices for the Block B "B" Market Aircraft, add the following schedule of Advance Payment Base Prices for the Block C "B" Market Aircraft.

                 "Block C "B" Market Aircraft"

        March 1999
        [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY
        WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT
        TO A REQUEST FOR CONFIDENTIAL TREATMENT]

16. A new Exhibit A-3 is added to the Purchase Agreement, which is attached to this Supplemental Agreement. [*CONFIDENTIAL
MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND
EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL
TREATMENT].



P.A. No. 1663                  S7-6                     SA7


Supplemental Agreement No. 7
Purchase Agreement No. 1663


       [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH
THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]


17.     EXHIBIT D-1 Price Adjustment Due to Economic Fluctuations
- Airframe and Engine Block B "A" Market Aircraft and Block C "B"
Market Aircraft set forth as Attachment A hereto is added to the Purchase Agreement.


18.     Letter Agreement 6-1162-RCN-859 entitled "Certain
Contractual Matters" is revised as follows:

        (a)     Paragraph 1.1:  The title is revised to read
"Block A "A" Market Basic Credit Memorandum - Firm Aircraft" and the words "Block A" are inserted before the words "'A' Market" in the first sentence;

        (b)     Paragraph 1.1.1:  The title is revised to read
"Block A and Block B "B" Market Basic Credit Memorandum - Firm
Aircraft" and the words "Block A and Block B" are inserted before the words "'B' Market" in the first sentence;

        (c) A new Paragraph 1.1.2 is added which reads as follows:

                "1.1.2     Block B "A" Market Basic Credit
                           Memorandum.

                     A basic credit memorandum will be issued by Boeing at the time of delivery of each Block B "A" Market
Aircraft in the amount of [*CONFIDENTIAL MATERIAL OMITTED AND
FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION
PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

        (d) A new Paragraph 1.1.3 is added which reads as follows:

                "1.1.3     Block C "B" Market Basic Credit
                           Memorandum.

                     A basic credit memorandum will be issued by Boeing at the time of delivery of each Block C "B" Market
Aircraft in the amount of [*CONFIDENTIAL MATERIAL OMITTED AND
FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION
PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

        (e)     Paragraph 1.3:  The title is revised to Read
"Block A "A" Market Special Launch Customer Credit Memo - Firm
Aircraft" and the words "Block A" are inserted before the words
"'A' Market Aircraft" in the first sentence.


P.A. No. 1663                  S7-7                       SA7


Supplemental Agreement No. 7
Purchase Agreement No. 1663


        (f) Paragraph 1.3.1: The title is revised to read "Block A and Block B "B" Market [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]" and the words "Block A and Block B" are inserted before the words "'B' Market Aircraft" in the first sentence.

       (g) Paragraph 1.3.2: The title is revised to read "Block A and Block B "B" Market [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]" and the words "Block A and Block B" are inserted before the words "'B' Aircraft" in the first sentence.

       (h) A new Paragraph 1.3.3 is added which reads as follows:

               "1.3.3 [*CONFIDENTIAL MATERIAL OMITTED AND FILED
SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT
TO A REQUEST FOR CONFIDENTIAL TREATMENT]"

       (i) A new Paragraph 1.3.4 is added which reads as follows:

               "1.3.4 [*CONFIDENTIAL MATERIAL OMITTED AND FILED
SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT
TO A REQUEST FOR CONFIDENTIAL TREATMENT]"

       (j) A new Paragraph 1.3.5 is added which reads as follows:

               "1.3.5 [*CONFIDENTIAL MATERIAL OMITTED AND FILED
SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT
TO A REQUEST FOR CONFIDENTIAL TREATMENT]"

       (k)     [*CONFIDENTIAL MATERIAL OMITTED AND FILED
SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT
TO A REQUEST FOR CONFIDENTIAL TREATMENT]

       (l)     [*CONFIDENTIAL MATERIAL OMITTED AND FILED
SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT
TO A REQUEST FOR CONFIDENTIAL TREATMENT]

19. Letter Agreement 6-1162-DLJ-1193 entitled "Substitution of Performance Guarantees" is revised by deleting the existing
Attachment A and substituting the revised Attachment (attached):


P.A. No. 1663                S7-8                       SA7


Supplemental Agreement No. 7
Purchase Agreement No. 1663


20.     Letter Agreement 6-1162-RCN-925 entitled "'B' Market
Aircraft Performance Guarantees" is revised by deleting the existing Attachment A and substituting the revised Attachment
(attached).

21.     [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH
THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]

22. This Supplemental Agreement, including all of the Attachments, will be treated as privileged and confidential information pursuant to the terms of Letter Agreement No. 6-1162-
DLJ-832.

The Purchase Agreement shall be deemed to be supplemented to the extent herein provided and as so supplemented shall continue in full force and effect.

EXECUTED IN DUPLICATE as of the day and year first above written.

ACCEPTED AND AGREED TO:

THE BOEING COMPANY              UNITED AIR LINES, INC.



By /s/ Brian R. Belka           By  /s/ Douglas A. Hacker
   ------------------               ---------------------
                                        Douglas A. Hacker

Its Attorney-in-Fact            Its Senior Vice President and
    ----------------                -------------------------
                                    Chief Financial Officer



P.A. No. 1663               S7-9                        SA7



                     AIRCRAFT CONFIGURATION

                             between

                       THE BOEING COMPANY

                               and

                     UNITED AIR LINES, INC.



          Exhibit A-3 to Purchase Agreement Number 1663


P.A. No. 1663              A-3                             SA7
                            i



                    AIRCRAFT CONFIGURATION

                     Dated November 6, 1998

                           relating to

            BOEING MODEL 777-222 "A" MARKET AIRCRAFT

                       Block B "A" Market


     The Detail Specification, referred to in Article 1 of the Purchase Agreement for the Block B "A" Market Aircraft is Boeing Detail Specification [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]. Such Detail Specification will be amended to incorporate the applicable specification language to reflect the effect of the changes set forth in the Changes listed below, including the effects of such changes on Manufacturer's Empty Weight (MEW) and Operating Empty Weight (OEW). It is understood and agreed that the Basic Price of the Block B "A" Market Aircraft set forth in Article 3 of this Agreement, reflects and includes all applicable price effects of such changes.


P.A. No. 1663               A-3                         SA7
                            ii


Exhibit A-3 to
Purchase Agreement No. 1663
Page 1 of 6


DCAC
OPTION NO.                       TITLE
---------                        -----

[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]


P.A. No. 1663                                              SA7


Exhibit A-3 to
Purchase Agreement No. 1663
Page 2 of 6


DCAC
OPTION NO.                       TITLE
---------                        -----

[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]


P.A. No. 1663                                              SA7


Exhibit A-3 to
Purchase Agreement No. 1663
Page 3 of 6


DCAC
OPTION NO.                       TITLE
---------                        -----

[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]


P.A. No. 1663                                              SA7


Exhibit A-3 to
Purchase Agreement No. 1663
Page 4 of 6


DCAC
OPTION NO.                       TITLE
---------                        -----

[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]


P.A. No. 1663                                              SA7


Exhibit A-3 to
Purchase Agreement No. 1663
Page 5 of 6


DCAC
OPTION NO.                       TITLE
---------                        -----

[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]


P.A. No. 1663                                              SA7


Exhibit A-3 to
Purchase Agreement No. 1663
Page 6 of 6


DCAC
OPTION NO.                       TITLE
---------                        -----

[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]


P.A. No. 1663                                              SA7


                 AIRFRAME AND ENGINE PRICE ADJUSTMENT

                             between

                       THE BOEING COMPANY

                               and

                     UNITED AIR LINES, INC.



   Block B "A" Market Aircraft and Block C "B" Market Aircraft

          Exhibit D-1 to Purchase Agreement Number 1663


P.A. No. 1663               D-1                          SA7


Exhibit D-1 Page 1


                     PRICE ADJUSTMENT DUE TO
                      ECONOMIC FLUCTUATIONS
                    AIRFRAME PRICE ADJUSTMENT
   BLOCK B "A" MARKET AIRCRAFT AND BLOCK C "B" MARKET AIRCRAFT
                        (1995 Base Price)


1.     Formula.
       -------

       The Airframe Price Adjustment will be determined at the time of Aircraft delivery in accordance with the following formula:

       Pa = (P)(L + M - 1)

       Where:

            Pa = Airframe Price Adjustment

            L = .65 x ECI
                    -----
                    130.1

            M = .35 x ICI
                    -----
                    123.6

            P = Aircraft Basic Price (as set forth in Article 3.2
                of this Agreement) less the base price of Engines
               (as defined in this Exhibit D-1) in the amount of:

                [*CONFIDENTIAL MATERIAL OMITTED AND FILED
                SEPARATELY WITH THE SECURITIES AND EXCHANGE
                COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL
                TREATMENT] {Block B "A" Market Aircraft}

                [*CONFIDENTIAL MATERIAL OMITTED AND FILED
                SEPARATELY WITH THE SECURITIES AND EXCHANGE
                COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL
                TREATMENT] {Block C "B" Market Aircraft}

ECI = A value using the "Employment Cost Index for workers in aerospace manufacturing" (aircraft manufacturing, standard industrial classification code 3721, compensation, base month and year June 1989 = 100), as released by the Bureau of Labor Statistics, U.S. Department of Labor on a quarterly basis for the months of March, June, September and December, calculated as follows: A three-month arithmetic average value (expressed as a decimal and rounded to the nearest tenth) will be determined using the months set forth in the table below for the applicable Aircraft, with the released Employment Cost Index value described above for the month of March also being used for the months of January and February; the value for June also used for April and May; the value for September also used for July and August; and the value for December also used for October and November.

ICI = The three-month arithmetic average of the released monthly values for the Industrial Commodities Index as set forth in the "Producer Prices and Price Index" (Base


P.A. No. 1663                D-1-1                        SA7


Exhibit D-1 Page 2


Year 1982 = 100) as released by the Bureau of Labor Statistics,
U.S. Department of Labor values (expressed as a decimal and rounded to the nearest tenth) for the months set forth in the table below for the applicable Aircraft.

     In determining the value of L, the ratio of ECI divided by
130.1 will be expressed as a decimal rounded to the nearest ten-thousandth and then multiplied by .65 with the resulting value also expressed as a decimal and rounded to the nearest ten-thousandth.

     In determining the value of M, the ratio of ICI divided by
123.6 will be expressed as a decimal rounded to the nearest ten-thousandth and then multiplied by .35 with the resulting value also expressed as a decimal and rounded to the nearest ten-thousandth.

                                  Months to be Utilized
Month of Scheduled                in Determining the
Aircraft Delivery                 Value of ECI and ICI
-----------------                 --------------------

January                           June B, July B, Aug. B
February                          July B, Aug. B, Sept. B
March                             Aug. B, Sept. B, Oct. B
April                             Sept. B, Oct. B, Nov. B
May                               Oct. B, Nov. B, Dec. B
June                              Nov. B, Dec. B, Jan. D
July                              Dec. B, Jan. D, Feb. D
August                            Jan. D, Feb. D, Mar. D
September                         Feb. D, Mar. D, Apr. D
October                           Mar. D, Apr. D, May D
November                          Apr. D, May D, June D
December                          May D, June D, July D

The following definitions of B and D will apply:

     B = The calendar year before the year in which the Scheduled month of delivery as set forth in Article
         2.1 occurs.

     D = The calendar year during which the scheduled month of delivery as set forth in Article 2.1 occurs.

2. If at any time of delivery of an Aircraft Boeing is unable to determine the Airframe Price Adjustment because the applicable values to be used to determine the ECI and ICI have not been released by the Bureau of Labor Statistics, then:

       2.1 The Airframe Price Adjustment, to be used at the time of delivery of each of the Aircraft, will be determined by utilizing the escalation provisions set forth above. The values released by the Bureau of Labor Statistics and available to Boeing 30 days prior to scheduled Aircraft delivery will be used to determine the ECI and ICI values for the applicable months


P.A. No. 1663              D-1-2                        SA7


Exhibit D-1 Page 3


(including those noted as preliminary by the Bureau of Labor Statistics) to calculate the Airframe Price Adjustment. If no values have been released for an applicable month, the provisions set forth in Paragraph 2.2 below will apply. If prior to delivery of an Aircraft the U.S. Department of Labor changes the base year for determination of the ECI or ICI values as defined above, such rebased values will be incorporated in the Airframe Price Adjustment calculation. The payment by Buyer to Boeing of the amount of the Purchase Price for such Aircraft, as determined at the time of Aircraft delivery, will be deemed to be the payment for such Aircraft required at the delivery thereof.

     2.2 If prior to delivery of an Aircraft the U.S. Department of Labor substantially revises the methodology used for the determination of the values to be used to determine the ECI and ICI values (in contrast to benchmark adjustments or other corrections of previously released values), or for any reason has not released values needed to determine the applicable Aircraft Airframe Price Adjustment, the parties will, prior to delivery of any such Aircraft, select a substitute for such values from data published by the Bureau of Labor Statistics for other similar data reported by non-governmental United States organizations, such substitute to lead in application to the same adjustment result, insofar as possible, as would have been achieved by continuing the use of the original values as they may have fluctuated during the applicable time period. Appropriate revision of the formula will be made as required to reflect any substitute values. However, if within 24 months from delivery of the Aircraft the Bureau of Labor Statistics should resume releasing values for the months needed to determine the Airframe Price Adjustment, such values will be used to determine any increase or decrease in the Airframe Price Adjustment for the Aircraft from that determined at the time of delivery of such Aircraft.

     2.3 In the event escalation provisions are made non-enforceable or otherwise rendered null and void by any agency of the United States Government, the parties agree, to the extent they may lawfully do so, to equitably adjust the Purchase Price of any affected Aircraft to reflect an allowance for increases or decreases in labor compensation and material costs occurring since February, 1995, which is consistent with the applicable provisions of paragraph 1 of this Exhibit D-1.

3. For the calculations herein, the values released by the Bureau of Labor Statistics and available to Boeing 30 days prior to scheduled Aircraft delivery will be used to determine the ECI and ICI values for the applicable months (including those noted as preliminary by the Bureau of Labor Statistics) to calculate the Airframe Price Adjustment.

Note:     Any rounding of a number, as required under this
---- Exhibit D-1 with respect to escalation of the airframe price, will be accomplished as follows: if the first digit of the portion to be dropped from the number to be rounded is five or greater, the preceding digit will be raised to the next higher number.


P.A. No. 1663              D-1-3                          SA7


Exhibit D-1 Page 4


            ENGINE PRICE ADJUSTMENT - PRATT & WHITNEY
   BLOCK B "A" MARKET AIRCRAFT AND BLOCK C "B" MARKET AIRCRAFT
                        (1995 BASE PRICE)


(a) The Aircraft Basic Price of each Block B "A" Market Aircraft and Block C "B" Market Aircraft set forth in Article 3.2 of this Agreement includes an aggregate price for engines and all accessories, equipment and parts therefor provided by the engine manufacturer (collectively in this Exhibit D-1 called "Engines") of [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]. The adjustment in Engine price applicable to each Aircraft ("Engine Price Adjustment" herein) will be determined at the time of Aircraft delivery in accordance with the following formula:

        Pa = (P)(AA + BB + CC)-P

(b)     The following definitions will apply herein:

        Pa = Engine Price Adjustment

        P = Aggregate Engine Base Price as set forth in paragraph
           (a) above.

        AA = .60 x   L
                 ---------
                  $17.80

        BB = .30 x   M
                 ---------
                   130.6

        CC = .10 x   E
                 ---------
                   76.6

In determining the value of AA, BB and CC, the ratio of L divided by $17.80, M divided by 130.6 and E divided by 76.6 will be expressed as a decimal and rounded to the nearest ten-thousandth but the decimal value resulting from multiplying such ratios by the respective constants (.60, .30 and .10) will not be rounded. The value of the sum of AA + BB + CC will also be rounded to the nearest ten-thousandth.

        L = Labor Index, which is the "Hourly Earnings of
            Aircraft Engines and Engine Parts Production Workers,
            SIC 3724" published by the Bureau of Labor
            Statistics, U.S. Department of Labor, for the seventh month preceding the month of scheduled
            Aircraft delivery.

        $17.80 = Published Labor Index (SIC 3724) for December,
                 1994.


P.A. No. 1663              D-1-4                         SA7


Exhibit D-1 Page 5


        M = Material Index, which is the "Producer Price Index -
            Code 10, Metals and Metal Products," (Base Year 1982 = 100) published by the Bureau of Labor Statistics, U.S. Department of Labor, for the seventh month preceding the month of scheduled Aircraft delivery.

        130.6 = Published Material Index (Code 10) for December,
                1994.

        E = Fuel Index, which is the "Producer Price Index -
            Code 5, Fuels and Related Products and Power" (Base Year 1982 = 100) published for the Bureau of Labor Statistics, U.S. Department of Labor, for the seventh Month preceding the month of scheduled Aircraft Delivery.

        76.6 = Published Fuel Index (Code 5) for December, 1994.

The Engine Price Adjustment will not be made if it would result in a decrease in the aggregate Engine base price.

(c) The value of the Labor, Material and Fuel Index used in determining the Engine Price Adjustment will be those published by the Bureau of Labor Statistics, U.S. Department of Labor as of a date 30 days prior to the scheduled Aircraft delivery to Buyer. Such Index values will be considered final and no revision to the Engine Price Adjustment will be made after Aircraft delivery for any subsequent changes in published Index values.

(d) If the Bureau of Labor Statistics, U.S. Department of Labor, (i) substantially revises the methodology (in contrast to benchmark adjustments or other corrections of previously published data), or (ii) discontinues publication of any of the data referred to above or (iii) temporarily discontinues publication of any of the data referred to above, Pratt & Whitney Aircraft (P&WA) agrees to meet jointly with Boeing and Buyer and jointly select a substitute for the revised or discontinued data, such substitute data to lead in application to the same adjustment result, insofar as possible, as would have been achieved by continuing the use of the original data as it may have fluctuated had it not been revised or discontinued. Appropriate revision of the Engine Price Adjustment provisions set forth above will be made to accomplish this result for affected Engines.

In the event the Engine Price Adjustment escalation provisions of this Agreement are made non-enforceable or otherwise rendered null and void by any agency of the United States Government, P&WA agrees to meet with Boeing and jointly agree, to the extent that they may lawfully do so, to adjust equitably the purchase price of the Engine(s) to reflect an allowance for increases in labor, material and fuel costs that occurred from December, 1994 to the seventh month preceding the month of scheduled delivery of the applicable Aircraft.

NOTES: Any rounding of a number, as required under this Exhibit D-1 with respect to escalation of the Engine price, will be accomplished as follows: if the first digit of the portion to be dropped from the number to be rounded is five or greater, the preceding digit will be raised to the next higher number.


P.A. No. 1663                 D-1-5                      SA7


Attachment to Letter Agreement
No. 6-1162-DLJ-1193
PW4077 Engines
Page 1





              MODEL 777-222 PERFORMANCE GUARANTEES

                   FOR UNITED AIR LINES, INC.




SECTION                     CONTENTS

   1                AIRCRAFT MODEL APPLICABILITY

   2                FLIGHT PERFORMANCE

   3                MANUFACTURER'S EMPTY WEIGHT

   4                AIRCRAFT CONFIGURATION

   5                GUARANTEE CONDITIONS

   6                GUARANTEE COMPLIANCE

   7                EXCLUSIVE GUARANTEES



P.A. No. 1663
AERO-B-B111-M98-0513                                 SS98-0375


Attachment to Letter Agreement
No. 6-1162-DLJ-1193
PW4077 Engines
Page 2


1      AIRCRAFT MODEL APPLICABILITY

       The guarantees contained in this Attachment (the "Performance Guarantees") are applicable to the 777-222 Aircraft with a maximum takeoff weight of at least 545,000 pounds, a maximum landing weight of 445,000 pounds, and a maximum zero fuel weight of 420,000 pounds, and equipped with Boeing furnished PW4077 engines.

2      FLIGHT PERFORMANCE

2.1    Mission

2.1.1  Mission Payload

       The payload for a stage length of [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] using the conditions and operating rules defined below, shall not be less than the following guarantee value:

     NOMINAL:       [*CONFIDENTIAL MATERIAL OMITTED       Pounds
                     AND FILED SEPARATELY WITH THE
                     SECURITIES AND EXCHANGE COMMISSION
                     PURSUANT TO A REQUEST FOR
                     CONFIDENTIAL TREATMENT]

     TOLERANCE:     [*CONFIDENTIAL MATERIAL OMITTED       Pounds
                     AND FILED SEPARATELY WITH THE
                     SECURITIES AND EXCHANGE COMMISSION
                     PURSUANT TO A REQUEST FOR
                     CONFIDENTIAL TREATMENT]

     GUARANTEE:     [*CONFIDENTIAL MATERIAL OMITTED       Pounds
                     AND FILED SEPARATELY WITH THE
                     SECURITIES AND EXCHANGE COMMISSION
                     PURSUANT TO A REQUEST FOR
                     CONFIDENTIAL TREATMENT]

     Conditions and operating rules:

     Stage      The stage length is defined as the sum of the
     Length:    distances for the climb, cruise, and descent.

     Takeoff:   The airport altitude is 364 feet.

                The airport temperature is 44 degrees Fahrenheit.

                The runway length is 13,123 feet prior to subtracting the lineup allowance.

                The takeoff lineup allowance is 270 feet.

                The runway slope is 0.30 percent downhill.


P.A. No. 1663
AERO-B-B111-M98-0513                                SS98-0375


Attachment to Letter Agreement
No. 6-1162-DLJ-1193
PW4077 Engines
Page 3

                The following obstacle definition is based on a straight-out departure where obstacle height and distance are specified with reference to the liftoff end of the runway:

                              Distance              Height
                         1.   7 feet               5 feet
                         2.   4282 feet            101 feet
                         3.   4725 feet            107 feet

                Maximum takeoff thrust is used for the takeoff.

                The takeoff gross weight shall conform to FAA
                Regulations.

     Climbout   Following the takeoff to 35 feet, the Aircraft
     Maneuver:  accelerates to 250 KCAS while climbing to 1,500 feet above the departure airport altitude and retracting flaps and landing gear.

     Climb: The Aircraft climbs from 1,500 feet above the departure airport altitude to 10,000 feet altitude at 250 KCAS.

                The Aircraft then accelerates at a rate of climb of 500 feet per minute to a climb speed of 315
                KCAS.

                The climb continues at 315 KCAS until 0.83 Mach number is reached.

                The climb continues at 0.83 Mach number to the initial cruise altitude.

                The temperature is ISA+10 degrees Celsius during climb.

                Maximum climb thrust is used during climb.

     Cruise:    The Aircraft cruises at 0.84 Mach number.

                The initial cruise altitude is 35,000 feet.

P.A. No. 1663
AERO-B-B111-M98-0513                                 SS98-0375


Attachment to Letter Agreement
No. 6-1162-DLJ-1193
PW4077 Engines
Page 4



                A step climb or multiple step climbs of
                4,000 feet altitude may be used when
                beneficial to minimize fuel burn.

                The temperature is ISA+10 degrees Celsius during cruise.

                The cruise thrust is not to exceed maximum cruise thrust except during a step climb when maximum climb thrust may be used.

     Descent: The Aircraft descends from the final cruise altitude at 0.83 Mach number until 300 KCAS is reached.

                The descent continues at 300 KCAS to an altitude of 10,000 feet. At that altitude the Aircraft decelerates to 250 KCAS.

                The descent continues at 250 KCAS to an altitude of 1,500 feet above the destination airport altitude.

                Throughout the descent, the cabin pressure will be controlled to a maximum rate of descent equivalent to 300 feet per minute at sea level.

                The temperature is ISA+10 degrees Celsius during descent.

     Approach   The Aircraft decelerates to the final approach
     and        speed while extending landing gear and flaps,
     Landing    then descends and lands.
     Maneuver:

                The destination airport altitude is 667 feet.

     Fixed      For the purpose of this guarantee and for the
     Allow-     purpose of establishing compliance with this
     ances:     guarantee, the following shall be used as fixed
                quantities and allowances:

                Taxi-out:
                            Fuel              570 Pounds

                Takeoff and Climbout Maneuver:
                            Fuel              1,490 Pounds
                            Distance          0 Nautical Miles


P.A. No. 1663
AERO-B-B111-M98-0513                                   SS98-0375


Attachment to Letter Agreement
No. 6-1162-DLJ-1193
PW4077 Engines
Page 5



                Approach and Landing Maneuver:
                           Fuel               520 Pounds

                Taxi-in (shall be consumed from the reserve
                fuel):
                           Fuel               290 Pounds

                Usable reserve fuel remaining upon completion of
                the approach and landing maneuver:  20,000
                Pounds

2.1.2     Operational Empty Weight Basis

          The Operational Empty Weight (OEW) derived in
          Paragraph 2.1.3 is the basis for the mission guarantee of Paragraph 2.1.1.


P.A. No. 1663
AERO-B-B111-M98-0513                                    SS98-0375


Attachment to Letter Agreement
No. 6-1162-DLJ-1193
PW4077 Engines
Page 6



2.1.3     777-222 Weight Summary of United Air Lines, Inc.


                                                   Pounds
                                                   ------

Customer Configuration specification MEW          [*CONFIDENTIAL
     Configuration Specification [*CONFIDENTIAL    MATERIAL
        MATERIAL OMITTED AND FILED SEPARATELY      OMITTED AND
        WITH THE SECURITIES AND EXCHANGE           FILED SEP-
        COMMISSION PURSUANT TO A REQUEST           ARATELY WITH
        FOR CONFIDENTIAL TREATMENT]                THE SECURITIES
                                                   AND EXCHANGE
                                                   COMMISSION
                                                   PURSUANT TO A
                                                   REQUEST FOR
                                                   CONFIDENTIAL
                                                   TREATMENT]
     292 (12F/49C/231Y) Passengers
     PW4077 Engine
     [*CONFIDENTIAL MATERIAL OMITTED AND FILED
     SEPARATELY WITH THE SECURITIES AND EXCHANGE
     COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL
     TREATMENT] Maximum Taxi Weight
     [*CONFIDENTIAL MATERIAL OMITTED AND FILED
     SEPARATELY WITH THE SECURITIES AND EXCHANGE
     COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL
     TREATMENT] Fuel Capacity

Changes for United Air Lines, Inc.
[*CONFIDENTIAL MATERIAL OMITTED AND FILED       [*CONFIDENTIAL
SEPARATELY WITH THE SECURITIES AND EXCHANGE      MATERIAL OMITTED
COMMISSION PURSUANT TO A REQUEST FOR             AND FILED
CONFIDENTIAL TREATMENT]                          SEPARATELY WITH
                                                 THE SECURITIES
                                                 AND EXCHANGE
                                                 COMMISSION
                                                 PURSUANT TO A
                                                 REQUEST FOR
                                                 CONFIDENTIAL
                                                 TREATMENT]



United Air Lines, Inc. Manufacturer's Empty
Weight (MEW)*                                   [*CONFIDENTIAL
                                                 MATERIAL OMITTED
                                                 AND FILED
                                                 SEPARATELY WITH
                                                 THE SECURITIES
                                                 AND EXCHANGE
                                                 COMMISSION
                                                 PURSUANT TO A
                                                 REQUEST FOR
                                                 CONFIDENTIAL
                                                 TREATMENT]

Standard and Operational Items Allowance         [*CONFIDENTIAL
       (Paragraph 2.1.4)                         MATERIAL OMITTED
                                                 AND FILED
                                                 SEPARATELY WITH
                                                 THE SECURITIES
                                                 AND EXCHANGE
                                                 COMMISSION
                                                 PURSUANT TO A
                                                 REQUEST FOR
                                                 CONFIDENTIAL
                                                 TREATMENT]

United Air Lines, Inc. Operational Empty
Weight (OEW)                                    [*CONFIDENTIAL
                                                 MATERIAL OMITTED
                                                 AND FILED
                                                 SEPARATELY WITH
                                                 THE SECURITIES
                                                 AND EXCHANGE
                                                 COMMISSION
                                                 PURSUANT TO A
                                                 REQUEST FOR
                                                 CONFIDENTIAL
                                                 TREATMENT]


                              Quantity       Pounds       Pounds

*Seat Weight Included:        [*CONFIDENTIAL MATERIAL OMITTED AND
                               FILED SEPARATELY WITH THE SECURITIES
                               AND EXCHANGE COMMISSION PURSUANT
                               TO A REQUEST FOR CONFIDENTIAL TREAT-
                               MENT]

First Class Doubles

Business Class Doubles

Business Class Triples

Economy Class Doubles

Economy Class Quadruples

Economy Class Quintuples


P.A. No. 1663
AERO-B-B111-M98-0513                                  SS98-0375


Attachment to Letter Agreement
No. 6-1162-DLJ-1193
PW4077 Engines
Page 7


2.1.4     Standard and Operational Items Allowance


                                Qty    Pounds    Pounds    Pounds

Standard Items Allowance        [*CONFIDENTIAL MATERIAL OMITTED
                                 AND FILED SEPARATELY WITH THE
     Unusable Fuel               SECURITIES AND EXCHANGE
     Oil                         COMMISSION PURSUANT TO A
     Oxygen Equipment            REQUEST FOR CONFIDENTIAL
       Passenger Portable        TREATMENT]
     Miscellaneous Equipment
       First Aid Kits
       Crash Axe
       Megaphones
       Flashlights
       Fire Gloves
       Smoke Goggles
       Smoke Hoods
       Medical Kit
     Galley Structure & Fixed Inserts

Operational Items Allowance

     Crew and Crew Baggage
       Flight Crew
       Cabin Crew
     Catering Allowance
     [*CONFIDENTIAL MATERIAL
     OMITTED AND FILED
     SEPARATELY WITH
     THE SECURITIES AND
     EXCHANGE COMMISSION
     PURSUANT TO A REQUEST
     FOR CONFIDENTIAL
     TREATMENT]
       First Class
       Business Class
       Economy Class
     Passenger Service Equipment
     Potable Water
     Waste Tank Disinfectant
     Emergency Equipment
       Slide Rafts
       Passenger Life Vests
       Flight Crew Life Vests
       Locator Transmitter
     Cargo System
       LD-3 Containers
Total Standard and Operational Allowance


P.A. No. 1663
AERO-B-B111-M98-0513                                 SS98-0375


Attachment to Letter Agreement
No. 6-1162-DLJ-1193
PW4077 Engines
Page 8


3      MANUFACTURER'S EMPTY WEIGHT

       The Manufacturer's Empty Weight (MEW) is guaranteed not to exceed the [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY
WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST
FOR CONFIDENTIAL TREATMENT].

4      AIRCRAFT CONFIGURATION

4.1 The guarantees contained in this Attachment are based on the Aircraft configuration as defined in Revision H of Detail Specification [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] (hereinafter referred to as the Detail Specification). Appropriate adjustment shall be made for changes in such Detail Specification approved by the Customer and Boeing or otherwise allowed by the Purchase Agreement which cause changes to the flight performance and/or weight and balance of the Aircraft. Such adjustment shall be accounted for by Boeing in its evidence of compliance with the guarantees.

4.2 The guarantee payload of Paragraph 2.1.1 will be adjusted by Boeing for the effect of the following on OEW and the Manufacturer's Empty Weight guarantee of Section 3 will be adjusted by Boeing for the following in its evidence of compliance with the guarantees:

        (1)     Changes to the Detail Specification including
Change Requests, Change Orders, Optional Features or any other changes mutually agreed upon between the Customer and Boeing or otherwise allowed by the Purchase Agreement.

        (2) The difference between the component weight allowances given in Appendix IV of the Detail Specification and the actual weights.

5       GUARANTEE CONDITIONS

5.1     All guaranteed performance data are based on the ICAO
International Standard Atmosphere (ISA) and specified variations therefrom; altitudes are pressure altitudes.

5.2 The FAA Regulations (FAR) referred to in this Attachment are, unless otherwise specified, the 777-200 Certification Basis regulations specified in the Type Certificate Data Sheet
T-00001SE, Revision 4, dated April 18, 1996.

5.3 In the event a change is made to any law, governmental regulation or requirement, or in the interpretation of any such law, governmental


P.A. No. 1663
AERO-B-B111-M98-0513                                    SS98-0375


Attachment to Letter Agreement
No. 6-1162-DLJ-1193
PW4077 Engines
Page 9



regulation or requirement that affects the certification basis for the Aircraft as described in Paragraph 5.2, and as a result thereof, a change is made to the configuration and/or the performance of the Aircraft in order to obtain certification, the guarantees set forth in this Attachment shall be appropriately modified to reflect any such change.

5.4 The takeoff portion of the mission guarantee is based on hard surface, level and dry runway with no wind or obstacles, no clearway or stopway, 235 mph tires, with anti-skid operative, and with the Aircraft center of gravity at the most forward limit unless otherwise specified. The takeoff performance is based on no engine bleed for air conditioning or thermal anti-icing and the Auxiliary Power Unit(APU) turned off unless otherwise specified. Unbalanced field length calculations and the improved climb performance procedure will be used for takeoff as required.

5.5 The climb, cruise and descent portions of the mission guarantee include allowances for normal power extraction and engine bleed for normal operation of the air conditioning system. Normal electrical power extraction shall be defined as not less than a 212 kilowatts total electrical load. Normal operation of the air conditioning system shall be defined as pack switches in the "Auto" position, the temperature control switches in the "Auto" position that results in a nominal cabin temperature of 75 degrees Fahrenheit, and all air conditioning systems operating normally. This operation allows a maximum cabin pressure differential of 8.6 pounds per square inch at higher altitudes, with a nominal Aircraft cabin ventilation rate of 7,600 cubic feet per minute including passenger cabin recirculation (nominal recirculation is 50 percent). The APU is turned off unless otherwise specified.

5.6 The climb, cruise and descent portions of the mission guarantee are based on an Aircraft center of gravity location as determined by Boeing, not to be aft of 30 percent of the mean aerodynamic chord.

5.7     Performance, where applicable, is based on a fuel Lower
Heating Value (LHV) of 18,580 BTU per pound and a fuel density of
6.70 pounds per U.S. gallon.

6       GUARANTEE COMPLIANCE

6.1 Compliance with the guarantees of Sections 2 and 3 shall be based on the conditions specified in those sections, the Aircraft configuration of Section 4 and the guarantee conditions of Section 5.


P.A. No. 1663
AERO-B-B111-M98-0513                                   SS98-0375


Attachment to Letter Agreement
No. 6-1162-DLJ-1193
PW4077 Engines
Page 10



6.2 Compliance with the takeoff portion of the mission guarantee shall be based on the FAA approved Airplane Flight
Manual for the Model 777-200.

6.3 Compliance with the climb, cruise and descent portions of the mission guarantee shall be established by calculations based on flight test data obtained from an aircraft in a configuration similar to that defined by the Detail Specification.

6.4     [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH
THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT].

6.5 Compliance with the Manufacturer's Empty Weight guarantee shall be based on information in the "Weight and Balance Control and Loading Manual - Aircraft Report."

6.6 The data derived from tests shall be adjusted as required by conventional methods of correction, interpolation or extrapolation in accordance with established engineering practices to show compliance with these guarantees.

6.7 Compliance shall be based on the performance of the airframe and engines in combination, and shall not be contingent on the engine meeting its manufacturer's performance specification.

7       EXCLUSIVE GUARANTEES

        The only performance guarantees applicable to the Aircraft are those set forth in this Attachment.


P.A. No. 1663
AERO-B-B111-M98-0513                                  SS98-0375


Attachment to Letter Agreement
No. 6-1162-RCN-925
PW4090 Engines
Page 1





             MODEL 777-222ER PERFORMANCE GUARANTEES

                   FOR UNITED AIR LINES, INC.




SECTION                     CONTENTS

   1                AIRCRAFT MODEL APPLICABILITY

   2                FLIGHT PERFORMANCE

   3                MANUFACTURER'S EMPTY WEIGHT

   4                AIRCRAFT CONFIGURATION

   5                GUARANTEE CONDITIONS

   6                GUARANTEE COMPLIANCE

   7                EXCLUSIVE GUARANTEES


P.A. No. 1663
AERO-B-B111-M98-0520                                 SS98-0403


Attachment to Letter Agreement
No. 6-1162-RCN-925
PW4090 Engines
Page 2


1      AIRCRAFT MODEL APPLICABILITY

       The guarantees contained in this Attachment (the
"Performance Guarantees") are applicable to the 777-222ER
Aircraft with a maximum takeoff weight of at least 624,700 pounds, a maximum landing weight of 460,000 pounds, and a maximum zero fuel weight of 430,000 pounds, and equipped with Boeing furnished PW4090 engines.

2      FLIGHT PERFORMANCE

2.1    Mission

2.1.1  Mission Payload

       The payload for a stage length of [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] using the conditions and operating rules defined below, shall not be less than the following guarantee value:

     NOMINAL:       [*CONFIDENTIAL MATERIAL OMITTED       Pounds
                     AND FILED SEPARATELY WITH THE
                     SECURITIES AND EXCHANGE COMMISSION
                     PURSUANT TO A REQUEST FOR
                     CONFIDENTIAL TREATMENT]

     TOLERANCE:     [*CONFIDENTIAL MATERIAL OMITTED       Pounds
                     AND FILED SEPARATELY WITH THE
                     SECURITIES AND EXCHANGE COMMISSION
                     PURSUANT TO A REQUEST FOR
                     CONFIDENTIAL TREATMENT]

     GUARANTEE:     [*CONFIDENTIAL MATERIAL OMITTED       Pounds
                     AND FILED SEPARATELY WITH THE
                     SECURITIES AND EXCHANGE COMMISSION
                     PURSUANT TO A REQUEST FOR
                     CONFIDENTIAL TREATMENT]

     Conditions and operating rules:

     Stage      The stage length is defined as the sum of the
     Length:    distances for the climb, cruise, and descent.

     Takeoff:   The airport altitude is 387 feet.

                The airport temperature is 46 degrees Fahrenheit.

                The runway length is 11,860 feet prior to subtracting the lineup allowance.

                The takeoff lineup allowance is 270 feet.

                The runway slope is 0.23 percent uphill.


P.A. No. 1663
AERO-B-B111-M98-0520                                SS98-0403


Attachment to Letter Agreement
No. 6-1162-RCN-925
PW4090 Engines
Page 3




                The following obstacle definition is based on a straight-out departure where obstacle height and distance are specified with reference to the liftoff end of the runway:

                              Distance              Height
                         1.   1641 feet            26 feet
                         2.   3462 feet            46 feet

                Maximum takeoff thrust is used for the takeoff.

                The takeoff gross weight shall conform to FAA
                Regulations.

     Climbout   Following the takeoff to 35 feet, the Aircraft
     Maneuver:  accelerates to 250 KCAS while climbing to 1,500 feet above the departure airport altitude and retracting flaps and landing gear.

     Climb: The Aircraft climbs from 1,500 feet above the departure airport altitude to 10,000 feet altitude at 250 KCAS.

                The Aircraft then accelerates at a rate of climb of 500 feet per minute to a climb speed of 315
                KCAS.

                The climb continues at 315 KCAS until 0.83 Mach number is reached.

                The climb continues at 0.83 Mach number to the initial cruise altitude.

                The temperature is ISA+10 degrees Celsius during climb.

                Maximum climb thrust is used during climb.

     Cruise:    The Aircraft cruises at 0.84 Mach number.

                The initial cruise altitude is 31,000 feet.

                A step climb or multiple step climbs of
                4,000 feet altitude may be used when beneficial to minimize fuel burn.


P.A. No. 1663
AERO-B-B111-M98-0520                                 SS98-0403


Attachment to Letter Agreement
No. 6-1162-RCN-925
PW4090 Engines
Page 4



                The temperature is ISA+10 degrees Celsius during cruise.

                The cruise thrust is not to exceed maximum cruise thrust except during a step climb when maximum climb thrust may be used.

     Descent: The Aircraft descends from the final cruise altitude at 0.83 Mach number until 300 KCAS is reached.

                The descent continues at 300 KCAS to an altitude of 10,000 feet. At that altitude the Aircraft decelerates to 250 KCAS.

                The descent continues at 250 KCAS to an altitude of 1,500 feet above the destination airport altitude.

                Throughout the descent, the cabin pressure will be controlled to a maximum rate of descent equivalent to 300 feet per minute at sea level.

                The temperature is ISA+10 degrees Celsius during descent.

     Approach   The Aircraft decelerates to the final approach
     and        speed while extending landing gear and flaps,
     Landing    then descends and lands.
     Maneuver:

                The destination airport altitude is 126 feet.

     Fixed      For the purpose of this guarantee and for the
     Allow-     purpose of establishing compliance with this
     ances:     guarantee, the following shall be used as fixed
                quantities and allowances:

                Taxi-out:
                            Fuel              570 Pounds

                Takeoff and Climbout Maneuver:
                            Fuel              1,750 Pounds
                            Distance          0 Nautical Miles


                Approach and Landing Maneuver:
                           Fuel               520 Pounds



P.A. No. 1663
AERO-B-B111-M98-0520                                   SS98-0403


Attachment to Letter Agreement
No. 6-1162-RCN-925
PW4090 Engines
Page 5


                Taxi-in (shall be consumed from the reserve
                fuel):
                           Fuel               290 Pounds

                Usable reserve fuel remaining upon completion of
                the approach and landing maneuver:  20,000
                Pounds

2.1.2     Operational Empty Weight Basis

          The Operational Empty Weight (OEW) derived in
          Paragraph 2.1.3 is the basis for the mission guarantee
          Of Paragraph 2.1.1.


P.A. No. 1663
AERO-B-B111-M98-0520                                    SS98-0403


Attachment to Letter Agreement
No. 6-1162-RCN-925
PW4090 Engines
Page 6




2.1.3     777-222ER Weight Summary - United Air Lines, Inc.


                                                   Pounds

Standard Model Specification MEW                  [*CONFIDENTIAL
     Configuration Specification: [*CONFIDENTIAL   MATERIAL
        MATERIAL OMITTED AND FILED SEPARATELY      OMITTED AND
        WITH THE SECURITIES AND EXCHANGE           FILED SEP-
        COMMISSION PURSUANT TO A REQUEST           ARATELY WITH
        FOR CONFIDENTIAL TREATMENT]                THE SECURITIES
                                                   AND EXCHANGE
                                                   COMMISSION
                                                   PURSUANT TO A
                                                   REQUEST FOR
                                                   CONFIDENTIAL
                                                   TREATMENT]
     Passengers:  305 (24F/54C/227Y) (Ref. 0130CG2707)
     Engines:  Two PW4084 engines rated at 84,600
          Pounds thrust (Ref. 7200CG7010)
     Fuel Capacity:  [*CONFIDENTIAL MATERIAL
          OMITTED AND FILED SEPARATELY WITH THE
          SECURITIES AND EXCHANGE COMMISSION
          PURSUANT TO A REQUEST FOR CONFIDENTIAL
          TREATMENT] U.S. Gallons
     Maximum Taxi Weight:  [*CONFIDENTIAL MATERIAL
          OMITTED AND FILED SEPARATELY WITH THE
          SECURITIES AND EXCHANGE COMMISSION
          PURSUANT TO A REQUEST FOR CONFIDENTIAL
          TREATMENT] pounds

Post Configuration Specification Weight         [*CONFIDENTIAL
     Increase                                    MATERIAL OMITTED
                                                 AND FILED
                                                 SEPARATELY WITH
                                                 THE SECURITIES
                                                 AND EXCHANGE
                                                 COMMISSION
                                                 PURSUANT TO A
                                                 REQUEST FOR
                                                 CONFIDENTIAL
                                                 TREATMENT]

Changes for:  United Air Lines, Inc.
                                                [*CONFIDENTIAL
                                                 MATERIAL OMITTED
                                                 AND FILED
                                                 SEPARATELY WITH
                                                 THE SECURITIES
                                                 AND EXCHANGE
                                                 COMMISSION
                                                 PURSUANT TO A
                                                 REQUEST FOR
                                                 CONFIDENTIAL
                                                 TREATMENT]

United Air Lines, Inc. Manufacturer's Empty     [*CONFIDENTIAL
Weight (MEW)*                                    MATERIAL OMITTED
                                                 AND FILED
                                                 SEPARATELY WITH
                                                 THE SECURITIES
                                                 AND EXCHANGE
                                                 COMMISSION
                                                 PURSUANT TO A
                                                 REQUEST FOR
                                                 CONFIDENTIAL
                                                 TREATMENT]

Standard and Operational Items Allowance         [*CONFIDENTIAL
       (Paragraph 2.1.4)                         MATERIAL OMITTED
                                                 AND FILED
                                                 SEPARATELY WITH
                                                 THE SECURITIES
                                                 AND EXCHANGE
                                                 COMMISSION
                                                 PURSUANT TO A
                                                 REQUEST FOR
                                                 CONFIDENTIAL
                                                 TREATMENT]

Round off                                        -5

United Air Lines, Inc. Operational Empty        [*CONFIDENTIAL
Weight (OEW)                                     MATERIAL OMITTED
                                                 AND FILED
                                                 SEPARATELY WITH
                                                 THE SECURITIES
                                                 AND EXCHANGE
                                                 COMMISSION
                                                 PURSUANT TO A
                                                 REQUEST FOR
                                                 CONFIDENTIAL
                                                 TREATMENT]


P.A. No. 1663
AERO-B-B111-M98-0520                                  SS98-0403


Attachment to Letter Agreement
No. 6-1162-RCN-925
PW4090 Engines
Page 7



*Weight Included in MEW:


                              Quantity       Pounds       Pounds

Seats - United Airlines       [*CONFIDENTIAL MATERIAL OMITTED
Vendor Weights (Includes       AND FILED SEPARATELY WITH THE
passenger telephone            SECURITIES AND EXCHANGE COMMISSION
and in-seat video units)       PURSUANT TO A REQUEST FOR CON-
                               FIDENTIAL TREATMENT]

First Class
Sleeper Doubles

Business Class
Doubles

Business Class
Triples

Business Class
Back Row
Triples

Economy Class
Front Row
Doubles

Economy Class
Doubles

Economy Class
Back Row
Doubles

Economy Class
Front Row
Quadruples

Economy Class
Quadruples

Economy Class
Back Row
Quadruples

Economy Class
Front Row
Quintuples

Economy Class
Quintuples

Economy Class
Back Row
Quintuples

Engines

Pratt & Whitney PW4090
     Bare Engine plus Pratt & Whitney
     engine buildup and residual fluids


P.A. No. 1663
AERO-B-B111-M98-0520                                  SS98-0403


Attachment to Letter Agreement
No. 6-1162-RCN-925
PW4090 Engines
Page 8


2.1.4     Standard and Operational Items Allowance


                                Qty    Pounds    Pounds    Pounds

Standard Items Allowance        [*CONFIDENTIAL MATERIAL OMITTED
                                 AND FILED SEPARATELY WITH THE
     Unusable Fuel               SECURITIES AND EXCHANGE
     Oil                         COMMISSION PURSUANT TO A
     Oxygen Equipment            REQUEST FOR CONFIDENTIAL
       Passenger Portable        TREATMENT]
     Miscellaneous Equipment
       First Aid Kits
       Crash Axe
       Megaphones
       Flashlights
       Smoke Goggles
       Smoke Hoods
       Medical Kit
       Fire Gloves
     Galley Structure & Fixed Inserts

Operational Items Allowance

     Crew and Crew Baggage
       Flight Crew
       Cabin Crew
     Catering Allowance [*CON-
     FIDENTIAL MATERIAL
     OMITTED AND FILED
     SEPARATELY WITH
     THE SECURITIES AND
     EXCHANGE COMMISSION
     PURSUANT TO A REQUEST
     FOR CONFIDENTIAL
     TREATMENT]
       First Class
       Business Class
       Economy Class
     Passenger Service Equipment
     Potable Water
     Waste Tank Disinfectant
     Emergency Equipment
       Slide Rafts
       Passenger Life Vests
       Crew Life Vests
       Locator Transmitter
     Cargo System
       Containers(LD-3)

Total Standard and Operational Items


P.A. No. 1663
AERO-B-B111-M98-0520                                 SS98-0403


Attachment to Letter Agreement
No. 6-1162-RCN-925
PW4090 Engines
Page 9


3      MANUFACTURER'S EMPTY WEIGHT

       The Manufacturer's Empty Weight (MEW) is guaranteed not to exceed the [* CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT].

4      AIRCRAFT CONFIGURATION

4.1 The guarantees contained in this Attachment are based on the Aircraft configuration as defined in Revision A of Detail Specification [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] (hereinafter referred to as the Detail Specification). Appropriate adjustment shall be made for changes in such Detail Specification approved by the Customer and Boeing or otherwise allowed by the Purchase Agreement which cause changes to the flight performance and/or weight and balance of the Aircraft. Such adjustment shall be accounted for by Boeing in its evidence of compliance with the guarantees.

4.2 The guarantee payload of Paragraph 2.1.1 will be adjusted by Boeing for the effect of the following on OEW and the Manufacturer's Empty Weight guarantee of Section 3 will be adjusted by Boeing for the following in its evidence of compliance with the guarantees:

        (1)     Changes to the Detail Specification including
Change Requests, Change Orders, Optional Features or any other changes mutually agreed upon between the Customer and Boeing or otherwise allowed by the Purchase Agreement.

        (2) The difference between the component weight allowances given in Appendix IV of the Detail Specification and the actual weights.

5       GUARANTEE CONDITIONS

5.1     All guaranteed performance data are based on the ICAO
International Standard Atmosphere (ISA) and specified variations therefrom; altitudes are pressure altitudes.

5.2 The FAA Regulations (FAR) referred to in this Attachment are, unless otherwise specified, the 777-200 Certification Basis regulations specified in the Type Certificate Data Sheet
T-00001SE, Revision 4, dated April 18, 1996.


P.A. No. 1663
AERO-B-B111-M98-0520                                    SS98-0403


Attachment to Letter Agreement
No. 6-1162-RCN-925
PW4090 Engines
Page 10

5.3 In the event a change is made to any law, governmental regulation or requirement, or in the interpretation of any such law, governmental regulation or requirement that affects the certification basis for the Aircraft as described in Paragraph 5.2, and as a result thereof, a change is made to the configuration and/or the performance of the Aircraft in order to obtain certification, the guarantees set forth in this Attachment shall be appropriately modified to reflect any such change.

5.4 The takeoff portion of the mission guarantee is based on hard surface, level and dry runway with no wind or obstacles, no clearway or stopway, 235 mph tires, with anti-skid operative, and with the Aircraft center of gravity at the most forward limit unless otherwise specified. The takeoff performance is based on no engine bleed for air conditioning or thermal anti-icing and the Auxiliary Power Unit(APU) turned off unless otherwise specified. Unbalanced field length calculations and the improved climb performance procedure will be used for takeoff as required.

5.5 The climb, cruise and descent portions of the mission guarantee include allowances for normal power extraction and engine bleed for normal operation of the air conditioning system. Normal electrical power extraction shall be defined as not less than a 212 kilowatts total electrical load. Normal operation of the air conditioning system shall be defined as pack switches in the "Auto" position, the temperature control switches in the "Auto" position that results in a nominal cabin temperature of 75 degrees Fahrenheit, and all air conditioning systems operating normally. This operation allows a maximum cabin pressure differential of 8.6 pounds per square inch at higher altitudes, with a nominal Aircraft cabin ventilation rate of 7,600 cubic feet per minute including passenger cabin recirculation (nominal recirculation is 50 percent). The APU is turned off unless otherwise specified.

5.6 The climb, cruise and descent portions of the mission guarantee are based on an Aircraft center of gravity location as determined by Boeing, not to be aft of 30 percent of the mean aerodynamic chord.

5.7     Performance, where applicable, is based on a fuel Lower
Heating Value (LHV) of 18,580 BTU per pound and a fuel density of
6.70 pounds per U.S. gallon.

P.A. No. 1663
AERO-B-B111-M98-0520                                   SS98-0403


Attachment to Letter Agreement
No. 6-1162-DLJ-1193
PW4077 Engines
Page 11


6       GUARANTEE COMPLIANCE

6.1 Compliance with the guarantees of Sections 2 and 3 shall be based on the conditions specified in those sections, the Aircraft configuration of Section 4 and the guarantee conditions of Section 5.

6.2 Compliance with the takeoff portion of the mission guarantee shall be based on the FAA approved Airplane Flight
Manual for the Model 777-200.

6.3 Compliance with the climb, cruise and descent portions of the mission guarantee shall be established by calculations based on flight test data obtained from an aircraft in a configuration similar to that defined by the Detail Specification.

6.4     [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH
THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT].

6.5 Compliance with the Manufacturer's Empty Weight guarantee shall be based on information in the "Weight and Balance Control and Loading Manual - Aircraft Report."

6.6 The data derived from tests shall be adjusted as required by conventional methods of correction, interpolation or extrapolation in accordance with established engineering practices to show compliance with these guarantees.

6.7 Compliance shall be based on the performance of the airframe and engines in combination, and shall not be contingent on the engine meeting its manufacturer's performance specification.

7       EXCLUSIVE GUARANTEES

        The only performance guarantees applicable to the Aircraft are those set forth in this Attachment.


P.A. No. 1663
AERO-B-B111-M98-0520                                  SS98-0403